VirTra to Trade on Nasdaq Capital Market

Registration Declared Effective by SEC;

Uplist and SEC Reporting Anticipated to Improve Liquidity and Expand Potential Audience of Shareholders

Tempe, Ariz. March 27, 2018 — VirTra, Inc. (OTCQX: VTSI / VTSID), (“VirTra”), a global provider of training simulators for the law enforcement, military, educational and commercial markets, today announced that its common stock is expected to begin trading on the Nasdaq Capital Market, under the ticker “VTSID”, on March 29, 2018. In connection with the move to Nasdaq, VirTra has registered its common shares with the Securities and Exchange Commission (“SEC”), and as such, VirTra will be subject to all the reporting obligations of a public reporting company going forward. On or about April 2, 2018, it is expected that the “D” will be dropped from VirTra’s ticker symbol with the company then trading on the Nasdaq Capital Market under the ticker “VTSI”.

“This is an important milestone in the progression of our company towards our vision of improving and saving lives through the effective use of technology,” commented Bob Ferris, Chairman of the Board and Chief Executive Officer of VirTra. “We are very pleased to move to the Nasdaq Capital Market, a transition which we expect will meaningfully expand our audience of potential investors and improve access to growth capital, ultimately creating enhanced growth opportunities and liquidity for our loyal shareholders. I deeply appreciate all the efforts of the employees, customers, shareholders and vendors who have supported VirTra over the years and enabled us to reach this accomplishment.”

VirTra applied to the Nasdaq on October 10, 2017, contingent upon meeting Nasdaq’s initial listing standards and the qualification by the SEC of its planned Regulation A+ offering of common stock pursuant to an Offering Statement filed with the SEC on September 11, 2017. We have registered our common stock under the Exchange Act using Form 8-A12(b).

“We decided to register our company with the SEC and list on Nasdaq Capital Market before concluding our Regulation A+ Offering and therefore did not raise any funds during the offering,” Mr. Ferris added. “By filing our periodic results with the SEC, we will improve transparency for our shareholders, and this represents another important consideration for the investors we hope to attract.”

About VirTra

VirTra is a global provider of training simulators for the law enforcement, military, educational and commercial markets. VirTra’s patented technologies, software and scenarios provide intense training for de-escalation, judgmental use-of-force, marksmanship and related training that mimics real world situations. VirTra’s mission is to save and improve lives worldwide through realistic and highly-effective virtual reality and simulator technology. Learn more about VirTra at www.VirTra.com.

Forward-looking Statements

This news release includes certain information that may constitute forward-looking statements. Forward-looking statements are typically identified by terminology such as “could,” “may,” "will," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," “proposed,” “planned,” “potential” and similar expressions, or are those, which, by their nature, refer to future events. All statements, other than statements of historical fact, included herein, including statements about VirTra's beliefs and expectations, are forward-looking statements. Forward-looking information is necessarily based upon a number of assumptions that, while considered reasonable, are subject to known and unknown risks, uncertainties and other factors which may cause the actual results and future events to differ materially from those expressed or implied by such forward-looking information. Although VirTra believes that such statements are reasonable, it can give no assurance that such forward-looking information will prove to be accurate. VirTra cautions investors that any forward-looking statements it makes are not guarantees of future results or performance, and that actual results may differ materially from those in forward-looking statements as a result of various factors. Accordingly, due to the risks, uncertainties and assumptions inherent in forward-looking information, readers and prospective investors in VirTra’s securities should not place undue reliance on forward-looking information. All forward-looking information contained in this press release is given as of the date hereof, and is based upon the opinions and estimates of management and information available to management as at the date hereof and is subject to change. VirTra assumes no obligation to revise or update forward-looking information to reflect new circumstances, whether as a result of new information, future events or otherwise, except as required by law.

Media contact:	Investor Relations contact:
Susan Lehman	Brett Maas
Slehman@virtra.com	vtsi@haydenir.com
(510) 599-6555	(646) 536-7331

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